UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2019
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UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Logue Avenue Mountain View, California		94043
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2019, Upwork Inc. (“Upwork”) entered into a sublease agreement (the “Sublease”) with Veritas Technologies LLC. The Sublease is for approximately 32,492 rentable square feet of space in the building located at 2625 Augustine Drive, Santa Clara, California (the “Premises”). The Premises will become Upwork’s corporate headquarters.

The Sublease expires on October 15, 2028. Base rent payments due under the Sublease for the Premises are expected to be approximately $14.3 million in the aggregate over the term of the Sublease. Upwork is also responsible for certain other costs under the Sublease, such as certain build-out expenses, operating expenses, taxes, assessments, insurance, and utilities.

The foregoing summary of key terms of the Sublease does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Sublease, a copy of which Upwork expects to file with its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, and upon filing will be incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On February 28, 2019, Upwork issued a press release and will hold a conference call regarding its financial results for the quarter and full year ended December 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Upwork is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of GAAP to non-GAAP results is provided in the attached Exhibit 99.1 press release.

Upwork uses its Investor Relations website (investors.upwork.com/), its Twitter handle (twitter.com/Upwork) and Stephane Kasriel’s Twitter handle (twitter.com/skasriel) and LinkedIn profile (linkedin.com/in/kasriel) as a means of disseminating or providing notification of, among other things, news or announcements regarding its business or financial performance, investor events, press releases and earnings releases and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated February 28, 2019
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Upwork Inc.

Date: February 28, 2019	By:	/s/ Brian Kinion
Brian Kinion Chief Financial Officer (Principal Financial and Accounting Officer)

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